Fourth Quarter and Year End 2018 Financial Results & Business Update February 14, 2019 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects; expectations with respect to continued revenue growth from the company’s commercial products, including VIVITROL®, ARISTADA® and ARISTADA INITIO®; VIVITROL growth driven by improvements to and modernization of the treatment ecosystem for substance use disorders, including related policy initiatives and state and federal funding; the therapeutic and commercial value of the company’s marketed and development products and patient access to such products; expectations concerning the timing and results of clinical development activities relating to the company’s products and product development candidates, including expansion of the ongoing phase 1 study for ALKS 4230 and initiation of a subcutaneous dosing study for ALKS 4230, topline data from the phase 3 elective study for diroximel fumarate (“DRF”), topline data from the phase 3b study evaluating ARISTADA and ARISTADA INITIO alongside INVEGA SUSTENNA®, the presentation of data relating to ALKS 3831 and submission of a new drug application (“NDA”) for ALKS 3831 and the presentation and publication of data relating to detoxification and induction strategies; the company’s expectations and timelines for regulatory interactions with the U.S. Food and Drug Administration (“FDA”), and actions by the FDA, relating to the company’s NDA submission for DRF and planned NDA submission for ALKS 3831; the potential financial benefits that may be achieved under the license and collaboration agreement between the company and Biogen for DRF; Biogen’s marketing plans for DRF; and expectations concerning the timing and results of commercial activities relating to the company’s products and potential expansion of the company’s commercial portfolio, including preparations for the potential launch of ALKS 3831 and investment in the company’s commercial infrastructure. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks, assumptions and uncertainties include, among others: the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies or the sufficiency of the results thereof to support approval; clinical development activities may not be completed on time or at all; the results of the company’s clinical development activities may not be positive, or predictive of real-world results or of results in subsequent clinical trials; regulatory submissions may not occur or be submitted in a timely manner; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income/(loss) and non-GAAP earnings per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, VIVITROL® and ARISTADA INITIO®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

3

Transformational Progress Over the Past 5 Years

Delivering Growth Across Multiple Dimensions

Meaningful impact on patients	Enhanced scale of the business	Sophisticated commercial infrastructure	World-class science and late-stage pipeline	Specialized manufacturing capabilities	Dedicated culture
~380K patients[1] treated with VIVITROL® or ARISTADA®	Crossed $1B in total revenue in 2018 Increased annual proprietary product net sales by 527%[2]	Community and hospital sales organizations supported by extensive team, including: policy, patient access services, managed markets and marketing	Expanded discovery and clinical development capabilities 4 NDA submissions	950M oral solid doses[1] 30M sterile injectable doses[1] ~1,000 employees in operations and quality	~2,300 total employees in Ireland, MA, OH, and U.S.-based field sales force

1. Includes years 2014 through 2018
2. FY2018 compared to FY2013

Alkermes

© 2019 Alkermes. All rights reserved.

Fourth Quarter Earnings Call Agenda Q4 & Year End 2018 Financial Results 2019 Guidance Jim Frates Chief Financial Officer Commercial Update Jim Robinson President & Chief Operating Officer Business Update Richard Pops Chief Executive Officer

Fourth Quarter 2018 Revenue Summary In millions, except % Q4’18 Q4’17 ∆ Q4’18 vs. Q4’17 VIVITROL® $83.8 $75.6 11% ARISTADA® $48.8 $28.3 72% Manufacturing & Royalty Revenues* $167.4 $138.7 21% R&D Revenues $15.6 $4.7 N/A Total Revenues $315.8 $275.4 15% Total Revenues ($M) *In Q4’18, Manufacturing and Royalty Revenues included a royalty payment of $26.7 million from Zealand Pharma A/S (“Zealand”) resulting from Zealand’s sale to Royalty Pharma of certain royalty streams for products containing Alkermes technology.

2018 Revenue Summary In millions, except % FY 2018 FY 2017 ∆ 2018 vs. 2017 VIVITROL® $302.6 $269.3 12% ARISTADA® $147.7 $93.5 58% Manufacturing & Royalty Revenues $526.7 $505.3 4% R&D Revenues $68.9 $7.2 N/A Total Revenues $1,094.3 $903.4 21% Total Revenues ($M) $1,094.3

Revenues From Proprietary Commercial Medicines Proprietary Commercial Product Revenues ($M)

VIVITROL® Performance Q4 year-over-year net sales growth of 11%, driven by underlying unit growth of 11% Q4’18 results reflect estimated 49% Medicaid units Net sales increased 5% sequentially, driven by unit growth Inventory in the channel increased by <1 week at year-end Gross-to-net deductions of 46% in Q4’18, compared to 47% in Q3’18 and 46% in Q4’17 2019 net sales expectations of $330M - $350M VIVITROL Quarterly Net Sales ($M)

Q4 year-over-year net sales growth of 72% Sequential growth of 35% compared to Q3’18, driven by unit growth and favorable gross-to-net adjustments Approximately 44% gross-to-net deductions, compared to 47% in Q3’18 and 42% in Q4’17 Inventory in the channel increased by ~1 week at year-end 2019 net sales expectations of $210M - $230M ARISTADA® Performance ARISTADA Quarterly Net Sales ($M)

10

Alkermes: 2019 Financial Expectations†

(in millions, except per share amounts)	Financial Expectations for Year Ending Dec. 31, 2019†
Revenues	$1,140 – 1,190
COGS	$180 – 190
R&D Expense	$450 – 480
SG&A Expense	$590 – 620
Amortization of Intangible Assets	~$40
Net Interest Expense	$5 to $10
Income Tax Expense	$10 to $15
GAAP Net Loss	$(135) – (165)
GAAP Net Loss Per Share	$(0.87) – (1.06)
Non-GAAP Net Income‡	$40 – 70
Non-GAAP Earnings Per Share (Basic)	$0.26 – 0.45
Non-GAAP Earnings Per Share (Diluted)	$0.25 – 0.43

- **Revenues:**
  - VIVITROL® net sales of $330M - $350M
    - Q1 VIVITROL net sales of ~$70M
  - ARISTADA® net sales of $210M - $230M
    - Q1 ARISTADA net sales of ~$40M
  - License revenues: $150M milestone anticipated upon FDA approval of diroximel fumarate (expected Q4 2019)

† This financial guidance, provided by Alkermes plc (the "Company") in its Current Report on Form 8-K filed with the SEC on Feb. 14, 2019, is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides financial guidance in a Regulation FD compliant manner.

‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2019.

Alkermes

© 2019 Alkermes. All rights reserved.

Alkermes: 2019 Financial Expectations† - Operating Expenses Investments in R&D to support current development programs and pipeline expansion R&D expected to be in the range of $450M to $480M, driven by: Ongoing studies related to ARISTADA®, ALKS 3831 and diroximel fumarate that are carrying over from 2018, as well as life-cycle management initiatives related to ARISTADA and ALKS 3831 Intensified activity for the clinical development program for ALKS 4230 Investment in internal research and discovery efforts Commercial infrastructure provides a platform to capture efficiencies as commercial portfolio expands, particularly as we prepare for the planned launch of ALKS 3831 in schizophrenia SG&A expected to be in the range of $590M to $620M, driven by: Full-year impact of the expansion of the ARISTADA commercial team that took place at the end of 2018 Infrastructure investments to support long-term growth † This financial guidance, provided by the Company in its Current Report on Form 8-K filed with the SEC on Feb. 14, 2019, is effective only as of such date. The company expressly disclaims any obligation to update or reaffirm this guidance. The company only provides financial guidance in a Regulation FD compliant manner.

State and federal dollars are being allocated; Funding slowly flowing into fragmented treatment system Improvements in accessibility of VIVITROL and implementation of public policy initiatives driving growth in bellwether states Encouraged by new trends and initiatives in important states such as Pennsylvania, California, Florida, Kentucky and Michigan Michigan example: First state to fully embrace provision of Comprehensive Addiction Recovery Act mandating that Opioid Treatment Programs offer all three FDA-approved forms of medication; Recent Michigan legislation requires courts to order an assessment for alcohol use disorder and possible medication-assisted treatment for people convicted of two or more DUI offenses State programs expanded to ~750 at the end of 2018, primarily driven by criminal justice re-entry and drug court programs Implemented new commercial capabilities to support continuity of care and accessibility VIVITROL®: Opportunities to Increase Utilization and Drive Growth

ARISTADA®: Gaining Traction in LAI Antipsychotic Market With Differentiated Product Offering

13

- **2018 was highlighted by the launch of ARISTADA INITIO®**
  - ARISTADA INITIO regimen* in conjunction with two-month ARISTADA resonating with treatment providers and patients
    - Covered by the largest health plans and PBMs
    - Added to the formularies of 65 of the largest hospitals since launch
- **ARISTADA market share increased to 29% among new aripiprazole long-acting atypical prescriptions (months of therapy) in Q4'18[1]**
- **Recent expansion of ARISTADA field and hospital-based sales force**
  - In Q4'18, field and hospital-based sales force for ARISTADA expanded by ~60 sales representatives
  - To maximize impact and efficiency, newly created Field Reimbursement and Key Accounts teams will also support continuity of care for patients and engage with large, multi-site providers for ARISTADA
- **Topline results expected for phase 3b study evaluating ARISTADA INITIO plus the ARISTADA two-month dose alongside INVEGA SUSTENNA® in H1 2019**

*ARISTADA INITIO regimen consists of ARISTADA INITIO + single 30 mg dose of oral aripiprazole. ARISTADA INITIO regimen plus ARISTADA on day 1 of treatment yields relevant levels of aripiprazole concentration in the body within four days.

1. IMS NPA

Alkermes

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ALKS 3831 Investigational, novel, once-daily, oral atypical antipsychotic drug candidate for the treatment of schizophrenia Designed to provide antipsychotic efficacy of olanzapine with a favorable weight profile Reported positive topline results from ENLIGHTEN-2, a six-month phase 3 study assessing weight gain with olanzapine compared to ALKS 3831, in Q4’18 Data presentation of ENLIGHTEN-2 results expected at medical meetings in spring 2019 Anticipated pre-NDA meeting to discuss key FDA requirements including efficacy, safety, weight and metabolic profile NDA submission planned for mid-2019 Program Status Priorities

Diroximel Fumarate (DRF, formerly BIIB098) Investigational product for the treatment of relapsing forms of multiple sclerosis (MS) License and collaboration agreement with Biogen announced in Q4’17 Submitted NDA to the FDA in Q4’18 Biogen intends to commercialize under the brand name VUMERITY™, which has been conditionally accepted by the FDA Topline results for EVOLVE-MS-2 head-to-head study of diroximel fumarate compared to TECFIDERA® expected in mid-2019 Granted Biogen exclusive, worldwide license to commercialize DRF Mid-teens percentage royalty to Alkermes on worldwide net sales of DRF $150M milestone upon regulatory approval by FDA by 12/31/21 Biogen responsible for development and commercial expenses (as of 1/1/18) Biogen License and Collaboration Agreement Program Status Priorities

ALKS 4230 Novel immuno-oncology candidate Designed to selectively activate intermediate-affinity IL-2 receptors to enhance tumor-killing immune cells Monotherapy dose-escalation stage of phase 1 study ongoing Initiated evaluation of safety and anti-tumor activity of ALKS 4230 in combination with pembrolizumab in Q3’18 Presented initial clinical data from ongoing monotherapy dose-escalation stage of phase 1 study at Society for Immunotherapy of Cancer Meeting in Q4’18 Initiate subcutaneous dosing study in Q1’19 Complete monotherapy dose-escalation stage of phase 1 study to identify optimal dose and advance into monotherapy dose-expansion stage Program Status Priorities

17

Significant News Flow Expected in 2019

Schizophrenia

ARISTADA®
- ❑ Report topline results for phase 3b ARISTADA-INVEGA SUSTENNA® study (H1)

ALKS 3831
- ❑ Present ENLIGHTEN-2 data at medical meeting (H1)
- ❑ Submit NDA for schizophrenia (mid-year)

Addiction

VIVITROL®
- ❑ Present and publish data on detox and induction strategies

Multiple Sclerosis

Diroximel fumarate
- ❑ Report topline data for EVOLVE-MS-2 head-to-head vs. TECFIDERA® (mid-year)
- ❑ Expected FDA regulatory action

Immuno-oncology

ALKS 4230
- ❑ Initiate subcutaneous dosing study (Q1)
- ❑ Complete monotherapy dose-escalation stage of phase 1 study
- ❑ Initiate monotherapy dose-expansion stage of phase 1 study

Alkermes

© 2019 Alkermes. All rights reserved.

www.alkermes.com